UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2021
FIRSTCASH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 27, 2021, FirstCash, Inc. (“FirstCash”), FirstCash Holdings Inc., a newly formed wholly owned subsidiary of FirstCash (“New Parent”), Atlantis Merger Sub, Inc., a wholly owned subsidiary of New Parent (“Merger Sub” and together with FirstCash and New Parent, the “FirstCash Parties”), American First Finance Inc. (“AFF”) and the seller parties (as defined in the Agreement), including Doug Rippel, AFF’s founder and executive chairman (“Rippel”), entered into a Business Combination Agreement (the “Agreement”). Pursuant to the Agreement, FirstCash will acquire AFF by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby FirstCash will merge with and into Merger Sub, with FirstCash surviving such merger as a direct wholly owned subsidiary of New Parent (the “New Parent Merger”) and (b) immediately following the New Parent Merger, New Parent will acquire all of the equity interests of AFF from the seller parties in exchange for a base purchase price consisting of approximately 8.05 million shares of New Parent common stock and $406 million in cash, subject to certain adjustments including a net debt adjustment, and the right to receive up to an additional $300 million of consideration subject to the achievement by AFF of certain performance metrics as described below (the “AFF Acquisition” and together with the New Parent Merger, the “AFF Transactions”).

New Parent Merger

Subject to the terms and conditions set forth in the Agreement, at the effective time of the New Parent Merger (the “Effective Time”), each share of common stock of FirstCash, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time will be automatically converted into one validly issued, fully paid and nonassessable share of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”). Following the consummation of the New Parent Merger, New Parent will assume FirstCash’s listing on the Nasdaq Stock Market (“Nasdaq”) and continue to trade under the “FCFS” ticker symbol.

AFF Acquisition

Subject to the terms and conditions set forth in the Agreement, immediately after the Effective Time, New Parent will acquire all of the equity interests of AFF in exchange for a closing purchase price (the “Closing Purchase Price”) consisting of approximately 8.05 million shares of New Parent Common Stock, representing a number of shares equal to 19.9% of FirstCash’s outstanding stock (the “Stock Consideration”) and $406 million in cash, subject to certain adjustments, including the amount of AFF’s transaction expenses above or below $37.5 million and AFF’s net debt at closing (the “Cash Consideration”). On a pro forma basis following the closing, the seller parties will indirectly own approximately 16.6% of the outstanding New Parent Common Stock, and the current FirstCash stockholders will hold in the aggregate approximately 83.4% of the outstanding New Parent Common Stock. The issuance of the Stock Consideration is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In addition to the Closing Purchase Price, the seller parties have the right to receive up to an additional $300 million of consideration pursuant to an earnout if AFF achieves certain adjusted EBITDA targets following the closing (the “Earnout Consideration”). In particular, the earnout provides the seller parties the right to receive up to $250 million of additional consideration if AFF achieves certain adjusted EBITDA targets for the period consisting of the fourth quarter of 2021 through the end of 2022 and up to $50 million if AFF achieves certain adjusted EBITDA targets for the first half of 2023. The Earnout Consideration is payable in cash or, at New Parent’s discretion and subject to obtaining any required stockholder approvals under the NASDAQ rules for such issuance, in New Parent Common Stock.

Consummation of the AFF Transactions is subject to satisfaction or waiver of certain customary conditions, including, among others the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory consents and approvals.

The Agreement contains customary representations and warranties of AFF, the seller parties and the FirstCash Parties. The Agreement also contains customary operating covenants with respect to AFF and certain indemnification rights in favor of the FirstCash Parties and the seller parties.

The Agreement contains customary termination rights, including a termination right for FirstCash and AFF under certain circumstances if the closing has not occurred by March 31, 2022 (the “Outside Date”).

Board Appointment

Pursuant to the Agreement, the FirstCash Parties have agreed to appoint Rippel to the board of directors of New Parent immediately after the Closing. Rippel will be appointed to the class of directors with a term expiring at New Parent’s 2024 annual meeting of stockholders.

The foregoing summary description of the Agreement and the AFF Transactions contemplated thereby is subject to and qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Registration Rights Agreement

At Closing, New Parent and seller parties will enter into a registration rights agreement, which will grant the seller parties customary registration rights with respect to the Stock Consideration, including the ability to demand that New Parent file a shelf registration statement under the Securities Act to register the resale of all of the shares of New Parent Common Stock issued as Stock Consideration to the seller parties, provided, however, that in no event shall New Parent be required to file such registration statement prior to the six month anniversary of the closing of the AFF Transactions.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth under the heading “Business Combination Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02 hereof.

Cautionary Statement Regarding Forward Looking Statements

This report and the exhibits hereto contain “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, the acquisition by FirstCash of AFF and future events or the future financial performance of FirstCash and AFF. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the acquisition is subject to regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the acquisition will be consummated within the expected time frame, or at all.

Forward-looking statements relating to the acquisition include, but are not limited to: statements about the benefits of the acquisition, including anticipated growth of AFF’s business, certain synergies and future financial and operating results; potential financing for the acquisition; FirstCash’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the acquisition; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to FirstCash and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed acquisition, these risks, uncertainties and factors include, but are not limited to: the risk that FirstCash or AFF may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the acquisition or cause the parties to abandon the acquisition; the risk that FirstCash may not be able to finance the acquisition on favorable terms, if at all; the length of time necessary to consummate the acquisition, which may be longer than anticipated for various reasons; the risk that AFF will not be integrated successfully; the risk that the cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; and the risk that costs associated with the integration of the businesses are higher than anticipated; risks related to Rippel’s and his affiliates future ownership of approximately 16.6% of New Parent’s outstanding stock after closing and the impact of future sales of such stock by Rippel following the closing.

Furthermore, if the acquisition is consummated, FirstCash will be subject to additional risks and uncertainties resulting from its ownership of AFF, including, but not limited to: inherent risks resulting from FirstCash’s entry into the line of businesses currently conducted by AFF; risks related to the extensive regulatory regimes that the AFF business is subject to and the heightened effect of future regulatory or legislative actions, including at the state level, on AFF and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; risks related to AFF’s underwriting practices, loan loss provision and the fact that AFF could experience credit losses significantly higher than historic losses or its loan loss provision; increased competition from other entities offering “buy now, pay later” products, including larger financial institutions, retailers, internet-based lenders and other entities offering similar financial services as AFF; decrease in demand for AFF’s products and services due to changes in the general economic environment, or social or political conditions; the potential impact of the announcement or consummation of the acquisition on relationships with merchants, AFF’s bank partner, management team and other employees; risk related to the ongoing COVID-19 pandemic, including government responses thereto such as stimulus programs which could impact demand for AFF’s products; risks related to supply chain disruptions impacting the merchants with which AFF does business and the impact that such disruptions could have on the demand for AFF’s products; risks related to any current or future litigation proceedings; the ability to attract new customers and merchants and retain existing customers and merchants in the manner anticipated; risks related to AFF’s merchant concentration; the ability to hire and retain key personnel; reliance on existing information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on AFF’s operations and reputations; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in FirstCash’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings.

Many of these risks, uncertainties and assumptions are beyond FirstCash’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and FirstCash does not undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. FirstCash does not give any assurance (1) that either FirstCash or AFF will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning FirstCash, AFF, the acquisition or other matters and attributable to FirstCash, AFF or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

2.1*
Business Combination Agreement, dated as of October 27, 2021, by and among FirstCash, Inc., FirstCash Holdings, Inc., Atlantis Merger Sub, Inc., American First Finance, Inc., Doug Rippel and the other seller parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2021	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

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